Adtran Holdings Investor presentation February 27, 2024

Cautionary note regarding forward-looking statements Statements contained in this presentation which are not historical facts, such as those relating to expectations regarding earnings, expenses and margin; the ability of ADTRAN Holdings, Inc. (“ADTRAN Holdings”) to reduce expenses in the coming year and the amount thereof through its implementation of the business efficiency program; and ADTRAN Holdings’ strategy, outlook and financial guidance, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can also generally be identified by the use of words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “may,” “could” and similar expressions. In addition, ADTRAN Holdings, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. All such projections and other forward-looking information speak only as of the date hereof, and ADTRAN Holdings undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise, except to the extent as may be required by law. All such forward-looking statements are necessarily estimates and reflect management’s best judgment based upon current information. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which have caused and may in the future cause actual events or results to differ materially from those estimated by ADTRAN Holdings include, but are not limited to: (i) risks and uncertainties relating to ADTRAN Holdings’ ability to reduce expenditures and the impact of such reductions on its financial results and financial condition; (ii) the risk of fluctuations in revenue due to lengthy sales and approval processes required by major and other service providers for new products, as well as ongoing tighter inventory management of ADTRAN Holdings’ customers; (iii) risks and uncertainties relating to the recent restatements of our previously issued consolidated financial statements and ongoing material weaknesses in our internal control over financial reporting; (iv) risks and uncertainties related to the completed business combination between the Company, ADTRAN, Inc. (“ADTRAN”) and Adtran Networks SE (“Adtran Networks”);(v) the risk posed by potential breaches of information systems and cyber-attacks; (vi) the risk that ADTRAN Holdings may not be able to effectively compete, including through product improvements and development; and (vii) other risks set forth in ADTRAN Holdings’ public filings made with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2022 and Form 10‑Q for the quarterly period ended September 30, 2023, as well as its Form 10‑K for the year ended December 31, 2023 to be filed with the SEC. Additionally, the financial measures presented herein are preliminary estimates, remain subjects to our internal controls and procedures, and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end adjustments. Any variation between the Company’s actual results and the preliminary financial information set forth herein may be material.

Introduction and business model 1

1,000+ Global technology patents 3,300+ Employees worldwide $1.15B Preliminary FY23 revenue 50 Key differentiators Open, disaggregated platforms with vendor-neutral capability Extensive global design support and supply orchestration capabilities (supply chain) Customers = NSPs, RSPs, ASPs, SMBs, enterprises, tribal communities, governments and agencies: local, state, federal Simplified pricing structure 35+ Years of experience Α — Ω End-to-end solutions portfolio Your trusted partner for the fiber everywhere era “Adtran is focused on customer usability, service and support.” Tom Stanton, CEO, Adtran Worldwide locations HQ = Huntsville, AL Note: All results are approximate due to the preliminary nature of the presentation.

OUR VISION is to enable a fully-connected world, where the power and freedom to communicate is available to everyone, everywhere, in a secure, efficient and sustainable environment.

Global presence Americas: Canada United States (HQ Global) Brazil APAC: Japan China Hong Kong Singapore India Australia EMEA: Germany (HQ Europe) England Switzerland Poland Finland Sweden France Italy Israel South Africa Saudi Arabia

Adtran is a global vendor with scale and diversity Portfolio differentiation Customer diversity Geographic diversity Strength in focus markets Optical core to customer premise End-to-end automation & insights Enhanced security and assurance More balanced mix of national SPs, regional SPs, enterprise, and ICP customers Continued growth opportunities in each segment Balanced mix of U.S. and non-U.S. business Strong growth opportunities in focus regions Full range of R&D, pre-sales, post-sales and services support in focus regions Strong market share in growth products in focus regions

Optical core to customer premise 5G 10G PON ONT Optical networking Access and aggregation Subscriber solutions Deployment and support services AI-driven orchestration, management and optimization Fiber access & aggregation platforms DCI IoT Subscriber platforms Smart Optical platforms Metro WDM Software platforms

Our portfolio Subscriber solutions Open multi-gig PON systems, Carrier Ethernet access, Wi-Fi, IoT, routers, switches and more Access and aggregation solutions Fiber access platforms, 1/10/25/100G Ethernet aggregation, network timing and synchronization Optical networking solutions Optical access and transport, data center interconnect, advanced pluggable optics, assurance and monitoring, encryption and security Software platforms Open, cloud-centric management and orchestration Professional services Scalable in-region services, including planning, deployment, and maintenance

A unique scaled pure play addressing the converged edge

		Adtran	NOKIA	Infinera	ciena	Calix	ribbon
	Network focus	**Converged edge**	**RAN, core / metro**	**Core / Metro**	**Core / Metro**	**Fixed line**	**Metro / Access**
	Customer focus	**Tier 1, 2, 3 CSPs enterprises**	**Tier 1, 2 CSPs**	**Tier 1 CSPs ICPs**	**Tier 1 CSPs ICPs**	**Tier 2, 3 CSPs**	**Tier 2, 3 CSPs**
Converged Edge	**Customer premises** *(Residential / SMB)*	✓	✓	X	X	✓	X
Converged Edge	**Customer premises** *(Ent. / Wholesale)*	✓	✓	X	✓	X	X
Converged Edge	**Fiber access** *(Residential / SMB)*	✓	✓	X	✓	✓	X
Converged Edge	**Fiber backhaul** *(Metro)*	✓	✓	✓	✓	X	✓

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Adtran

Market trends Pandemic has accelerated digitalization and capacity demand 5G, work from home and streaming drive multi-gigabit fiber access Deglobalization and consolidation impacts vendor selection Open, disaggregated, sustainable and cloud-centric systems Online meetings and e-commerce have displaced travel Symmetric bandwidth goes from being a luxury to a necessity Selection of trusted suppliers becomes strategic Closed and single vendor systems are no longer desirable

Fiber networking market forecasts CAGR 2023-2028: 3.2% CAGR 2022-2028: 2.4% CAGR 2023-2028: 3.6% Sources: PON OLT+ONT: Dell’Oro 5yr Broadband Access and Home Networking Report (January 2024) Metro WDM: Omdia Optical Network Forecast (November 2023) Carrier Ethernet: Omdia Service Provider Switching and Routing Forecast (October 2023)

Significant tailwinds still expected to drive long term growth BEAD High risk vendor replacement $42.5b in broadband funding to provide service to 7m+ under/unserved homes Expect ~90% to be served with fiber Funds allocated through grant process at state level First tranche (~20%) of funding to be allocated to service providers in 2H ‘24 with remainder planned for allocation in 2025 4-year implementation timeline for service providers to deliver service Shift away from Chinese vendors is picking up the pace given the geopolitical situation Adtran is one of the key beneficiaries in optical transport and PON in EMEA and already won multiple deals and has several projects in the funnel; we expect to experience the largest impact in 2025 and 2026 given tier 1 integration timelines > $1bn market opportunity in optical networking > $400m market opportunity in broadband access and aggregation

Corporate social responsibility

Environmental

- Sustainability is integral part of product strategy through process-based product ecodesign and lifecycle assessment (LCA)
- Involvement of supply chain based on Integrity Next supplier onboarding
- ISO certificated (ISO 14001 EMS, ISO 50001 EnMS)

Social

- Event sponsoring, volunteer hours at non-profit organizations and donations
- Dedicated human capital management
- Employee-driven diversity, equity & inclusion (DE&I) task force to support a diverse and inclusive workforce
- Strictly following ILO requirements

Governance

- Comprehensive ethics and compliance policy, code of conduct and processes
- Dedicated human rights policy and supplier of conduct
- Dedicated engagement in security - ISO 27001-certified

Ratings

EcoVadis

Adtran, Inc.

BRONZE 2023 ecovadis Sustainability Rating

59th percentile

Adtran Networks

GOLD 2023 ecovadis Sustainability Rating

96th percentile

CDP

CDP DISCLOSURE INSIGHT ACTION

	Adtran Inc.	Adtran SE
Climate change 2023	B-	A-

Both, EEE sector and global average are C

14 2024 © ADTRAN

Adtran

Adtran SBTi net zero long-term targets submitted Q4 2023 Combined scope 1+2: Cars + natural gas + electricity emissions (<3% of total Adtran emissions) Targeting a 90% decrease by 2034 compared to 2016 Actions: Switch to e-mobility, biofuel, district heating where possible Purchase renewable energy Install photo voltaic plus storage Scope 3: Products use and emissions embedded in components (~91% of total Adtran emissions) Targeting a 95% decrease by 2048 compared to 2016 Actions: Focus on producing high energy efficient products– ecodesign process, supported by LCA Decarbonization of supply chain

Why Adtran? Differentiated portfolio from optical core to customer premise with a balanced mix of large and regional Service provider, enterprise, and ICP customers Differentiation and diversification The historic demand for fiber is supported by public/private stimulus to deploy fiber-based broadband networks paired with the replacement of high-risk vendors in Europe Unprecedented market opportunity Strong commitment to corporate social responsibility, as well as environmental, social and governance Strong commitment to ESG Implementation of a comprehensive business efficiency program targeting a leaner, efficient and profitable company with expected margins in the low teens in 2025 Substantial transformation of operating model

Business update 5

Preliminary Q4 2023 business results Sequential increase in subscriber solutions contribution Optical networking solutions Subscriber solutions Access & aggregation solutions Continued regional diversification Balanced customer diversification with regional SP having the largest revenue share Large Regionals Enterprise / ICP / OEM Domestic Internationals

Q4 2023 technology update


AI-driven orchestration, management and optimization
IoT
5G
Subscriber platforms
Access and
Aggregation platforms
Metro WDM
Optical platforms
DCI

Subscriber solutions

- Latest Wi-Fi 6, 6E and 7 platforms driving growth in residential CPE along with launch of Intellifi
- Added 50 new Mosaic One customers

Access and aggregation

- Latest fiber access platform (SDX 6330) being deployed by several tier 1 service providers in EMEA
- #1 in market share in XGS-PON OLT in EMEA iin Q3 '23*

Optical networking

- Successful customer field trials of innovative 100ZR pluggables – aiming to ramp up volume in 2024
- Secured dozens of new optical wins in North America in 2H '23 from traditional Adtran broadband customers

Source: Dell'Oro

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Adtran

Preliminary Q4 2023 revenue by segment, category and region Category Region $40.8 Q4 2022 $45.1 Q4 2023 $358.3 $225.5 Services & Support Network Solutions Q3 2023 Q4 2023 $272.3 $225.5 Y-o-Y Q-o-Q Q4 2022 Q4 2023 $358.3 $225.5 Access & Aggregation Subscriber Solutions Optical Networking Solutions Q3 2023 Q4 2023 $272.3 $225.5 Q4 2022 Q4 2023 $358.3 $225.5 International Domestic Q3 2023 Q4 2023 $272.3 $225.5 In $m Segments Note: Potential differences may be due to rounding. All results are approximate due to the preliminary nature of the presentation.

Preliminary Q4 2023 financial information Q4 2022 Q4 2023 225.5 -37% Q4 2022 Q4 2023 39.1% 41.9% +277bps Q4 2022 Q4 2023 -18% Q4 2022 Q4 2023 Q4 2022 Q4 2023 Q3 2023 Q4 2023 -17% Q3 2023 Q4 2023 40.3% 41.9% +155bps Q3 2023 Q4 2023 -15% Q3 2023 Q4 2023 Q3 2023 Q4 2023 Revenue ($m) Non-GAAP gross margin Non-GAAP OPEX ($m) Non-GAAP operating margin Non-GAAP diluted EPS ($) Year-over-year Quarter-over-quarter Note: All results are approximate due to the preliminary nature of the presentation. A reconciliation of each non-GAAP financial measures to the most comparable GAAP measure is included in the appendix of this presentation. Non-GAAP operating margin is calculated as non-GAAP operating income / (loss) divided by revenue.

Preliminary Q4 2023 balance sheet and cash flow highlights In $m Q3 23 Q4 23 Trade accounts receivables $229.3 $216.4 Inventories* $374.0 $362.3 Accounts payables $148.9 $162.9 Net working capital $454.4 $415.8 Operating cash flow generated (used) $6.8 ($23.6) Cash $116.1 $87.2 72 Q4 22 69 Q1 23 59 Q2 23 60 Q3 23 67 Q4 23 DSO DPO Working capital and cash flow metrics Rolling DSO vs. DPO development Note: Potential differences may be due to rounding. All results are approximate due to the preliminary nature of the presentation. *Q4 inventory includes $3.3m inventory write-off as compared to $21m in Q3. Days

Appendix 6

Financial calendar 13-15 May, 2024 Equity Forum German Spring Conference 2024 Frankfurt 27 Feb, 2024 Fourth quarter 2023 earnings call, conference call

Adtran stock information Blackrock Vanguard Egora 5.1% William Blair Other Shareholders 2023 stock price development* Shareholder Structure** *Source: Nasdaq **The percentages shown are derived from the shareholders' Schedule 13G and 13D filings as of February 14, 2024, reflecting ownership as of December 31, 2023.

Explanation of Use of Non-GAAP Financial Measures Set forth in the tables below are reconciliations of gross profit, gross margin, operating expenses, operating loss, other (expense) income, net (loss) income inclusive of the non-controlling interest, net (loss) income attributable to the Company, net income (loss) attributable to the non-controlling interest, and (loss) earnings per share - basic and diluted, attributable to the Company, in each case as reported based on generally accepted accounting principles in the United States (“GAAP”), to non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating (loss) income, non-GAAP other (expense) income, non-GAAP net (loss) income inclusive of the non-controlling interest, non-GAAP net (loss) income attributable to the Company, non-GAAP net income attributable to the non-controlling interest, and non-GAAP (loss) earnings per share - basic and diluted, attributable to the Company, respectively. Such non-GAAP measures exclude acquisition related expenses, amortization and adjustments (consisting of intangible amortization of backlog, developed technology, customer relationships, and trade names acquired in connection with business combinations and amortization of inventory fair value adjustments), stock-based compensation expense, amortization of pension actuarial losses, deferred compensation adjustments, integration expenses, restructuring expenses, asset and goodwill impairments, and the tax effect of these adjustments to net income. These measures are used by management in our ongoing planning and annual budgeting processes. Additionally, we believe the presentation of these non-GAAP measures when combined with the presentation of the most directly comparable GAAP financial measure, is beneficial to the overall understanding of ongoing operating performance of the Company. The information contained in this presentation is solely based on preliminary unaudited condensed consolidated results. These non-GAAP financial measures are not prepared in accordance with, or an alternative for, GAAP and therefore should not be considered in isolation or as a substitution for analysis of our results as reported under GAAP. Additionally, our calculation of non-GAAP measures may not be comparable to similar measures calculated by other companies.

Reconciliation of gross profit and gross margin to non-GAAP gross profit and non-GAAP gross margin (1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations. (2) Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. The restructuring program commenced upon the closing of the business combination with Adtran Networks SE and is expected to be completed in late 2024. (3) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE of which $(73) thousand is stock compensation expense for the program.

Reconciliation of operating expenses to non-GAAP operating expenses (1) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $3.7 million is included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of loss. (2) $2.3 million is included in selling, general and administrative expenses and $0.9 million is included in research and development expenses on the condensed consolidated statements of loss. (3) $4.6 million is included in selling, general and administrative expenses and $3.2 million is included in research and development expenses on the condensed consolidated statements of loss. (4) $1.9 million is included in selling, general and administrative expenses and $0.02 million is included in research and development expenses on the condensed consolidated statements of loss. Includes legal and advisory fees totaling $1.2 million related to a contemplated capital raise transaction that are recorded in selling, general and administrative expenses. Includes expenses totaling $0.4 million related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE of which $0.4 million are included in selling, general and administrative expenses and $0.02 million are included in research and development expenses. The integration bonus expense of $0.4 million includes $0.2 million of stock compensation expense. Additionally, includes fees relating to the expansion of internal controls at Adtran Networks and the implementation of the DPLTA. (5) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss. (6) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $4.0 million is included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of loss. (7) $2.4 million is included in selling, general and administrative expenses and $0.8 million is included in research and development expenses on the condensed consolidated statements of loss. (8) $3.4 million is included in selling, general and administrative expenses and $(0.2) million is included in research and development expenses on the condensed consolidated statements of loss. (9) $1.4 million is included in selling, general and administrative expenses and $0.1 million is included in research and development expenses on the condensed consolidated statements of loss. Includes fees relating to the expansion of internal controls at Adtran Networks and the implementation of the DPLTA. Additionally, includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE of which $0.5 million is stock compensation expense for the program. (10) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $7.8 million is included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of loss. (11) $9.4 million is included in selling, general and administrative expenses and $1.7 million is included in research and development expenses on the condensed consolidated statements of loss. Includes $7.3 million in selling, general and administrative expenses and $0.6 million in research and development expenses for incremental stock-based award modification expense related to the business combination. (12) $0.1 million is included in selling, general and administrative expenses and $1.5 million is included in research and development expenses on the condensed consolidated statements of loss. (13) $0.2 million is included in selling, general and administrative expenses and ($0.3) million is included in research and development expenses on the condensed consolidated statements of loss. Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries. (14) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, of which $15.8 million is included in selling, general and administrative expenses and $1.9 million is included in research and development expenses on the condensed consolidated statements of loss. (15) $9.8 million is included in selling, general and administrative expenses and $4.0 million is included in research and development expenses on the condensed consolidated statements of loss. (16) $11.6 million is included in selling, general and administrative expenses and $7.7 million is included in research and development expenses on the condensed consolidated statements of loss. (17) $4.8 million is included in selling, general and administrative expenses and $0.1 million is included in research and development expenses on the condensed consolidated statements of loss. Includes expenses related to the integration bonus program and fees relating to the expansion of internal controls at Adtran Networks and the implementation of the DPLTA. Additionally, includes legal and advisory fees totaling $1.2 million related to a contemplated capital raise transaction that are recorded in selling, general and administrative expenses. (18) Includes intangible amortization of developed technology, customer relationships, and trade names acquired in connection with business combinations, and certain one-time transaction expenses of which $25.6 million is included in selling, general and administrative expenses and $1.9 million is included in research and development expenses on the condensed consolidated statements of loss. (19) $20.8 million is included in selling, general and administrative expenses and $4.6 million is included in research and development expenses on the condensed consolidated statements of loss. Includes $14.6 million in selling, general and administrative expenses and $1.2 million is included in research and development expenses for incremental stock-based award modification expense related to the business combination. (20) $0.1 million is included in selling, general and administrative expenses and $1.5 million is included in research and development expenses on the condensed consolidated statements of loss. (21) $0.3 million is included in selling, general and administrative expenses and ($0.2) million is included in research and development expenses on the condensed consolidated statements of loss..

Reconciliation of operating loss to non-GAAP operating (loss) income (1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations. (2) Includes impairment charges related to the abandonment of certain information technology projects due to the business combination. (3) Includes expenses for restructuring program designed to optimize the assets and business processes following the business combination with Adtran Networks SE. These expenses include inventory write down charges totaling approximately $24.3M incurred as a result of the exit from certain product lines in connection with the restructuring program. The restructuring program commenced upon the closing of the business combination with Adtran Networks SE and is expected to be completed in late 2024. (4) Includes expenses related to the Company's one-time integration bonus program in connection with synergy targets as a result of the business combination with Adtran Networks SE. Additionally, includes legal and advisory fees relating to a contemplated capital raise transactions as part of the integration. Includes fees incurred for the expansion of internal controls at Adtran Networks SE and the implementation of the DPTLA. (5) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of loss. (6) Includes non-cash goodwill impairment charge related to our Services and Support reporting unit. The impairment primarily resulted from a decrease in projected revenue growth rates and EBITDA margins.

Reconciliation of other (expense) income to non-GAAP other (expense) income (1) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees. (2) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.

Further reconciliations related to net income, net loss, earnings per share, loss per share (1) Represents the non-controlling interest portion of the Company's ownership of Adtran Networks pre-DPLTA and the annual recurring compensation earned by redeemable non-controlling interests and accrued by the Company post-DPLTA. (2) Includes non-cash change in fair value of equity investments held in deferred compensation plans offered to certain employees. (3) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries..

Thank you